Financial Income (Expenses), Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial Income (Expenses), Net [Abstract]
Interest income	$ 1,266	$ 1,290	$ 1,360
Discount of marketable securities	(758)	(729)	(579)
Exchange rate differences, net	(95)	(89)	96
Bank charges	(150)	(154)	(143)
Financial income, net	$ 263	$ 404	$ 752